UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026 (August 26, 2026)

Veea Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40218	98-1577353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 E. 83rd Street

New York, NY 10028

(212) 535-6050

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	VEEA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	VEEAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 26, 2026, NLabs Inc, a Delaware corporation (“NLabs”) made unsecured loans to the Company. NLabs is a principal stockholder of the Company and an affiliate of the Company’s Chief Executive Officer. The loans were in the principal amount of $450,000, $450,000 and $250,000, and evidenced by the Demand Promissory Notes (the “Notes”). Interests on the Notes accrue and are payable at maturity at an annual rate equal to 10%, with interest calculated on the basis of a 365-day year and the actual days elapsed. The Notes and accrued interests thereon are payable upon the earlier of December 31, 2026 and demand by NLabs. The Company may prepay the Notes, in whole or in part, without penalty at any time. The proceeds of the Notes are for working capital purposes.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the Notes, copies of which are attached as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the Notes to NLabs is hereby incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year.

As previously announced, on December 30, 2025, the Company held its annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to effect a reverse stock split of its issued and outstanding shares of common stock, par value $0.0001 per share, at a ratio not less than one-for-two and not more than one-for-twenty, to be determined in the sole discretion of the Board of Directors of the Company (the “Board”).

On August 10, 2026, the Board approved a one-for-twenty (1:20) reverse stock split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). The Company intends to file with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) on August 28, 2026 to effect the Reverse Stock Split. The Reverse Stock Split will become effective as of 4:30 p.m., Eastern Time, on August 28, 2026, and the Company’s common stock will begin trading on a split-adjusted basis when the market opens on August 31, 2026.

When the Reverse Stock Split becomes effective, every twenty (20) shares of the Company’s issued and outstanding common stock will automatically be converted into one share of common stock, without any change in the par value per share. In addition, (i) a proportionate adjustment will be made to the per share exercise price and the number of shares of common stock issuable upon the exercise of all outstanding preferred stock, stock options and warrants, including the publicly traded public warrants, to purchase or exercise for shares of common stock, to the extent that the exercise price of such warrants is not based solely on the market price of the common stock at the time of exercise, (ii) a proportionate adjustment will be made to any fixed conversion prices for other convertible securities of the Company, including any conversion floor prices and (iii) the number of shares reserved for issuance pursuant to the Company’s incentive equity plan, as amended, and employee stock purchase plan will also be reduced proportionately. Any fraction of a share of common stock that would be created as a result of the Reverse Stock Split will be rounded up to the nearest whole share.

As of the effective time, each public warrant shall entitle the holder thereof to purchase 1/20th of one share of common stock at an exercise price of $230.00 per whole share; provided however, per the Warrant Agreement, dated as of March 18, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), the public warrants are not exercisable for fractional shares, only whole shares; thereby a holder of the public warrants would need to hold at least 20 public warrants to yield one share.

The Company’s common stock and public warrants will continue to trade on the Nasdaq Capital Market under the symbol “VEEA” and “VEEAW,” respectively. The new CUSIP number for common stock following the Reverse Stock Split will be 693489205, and the CUSIP number for the public warrants do not change.

Continental, the Company’s transfer agent with respect to the common stock and warrant agent with respect to the public warrants, will act as the exchange agent for the Reverse Stock Split.

For more information about the Reverse Stock Split, see the Company’s Definitive Proxy Statement on Schedule 14A, which was filed and accepted by the Securities and Exchange Commission on December 4, 2025, with a filing date of December 4, 2025, and mailed to the Company’s stockholders on or about December 4, 2025, the relevant portions of which are incorporated herein by reference. A copy of the form of Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 26, 2026, the Company issued a press release announcing the Reverse Stock Split. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Form of Certificate of Amendment to Amended and Restated Certificate of Incorporation of Veea Inc.
10.1	Demand Promissory Note – August 26, 2026 ($450,000)
10.2	Demand Promissory Note – August 26, 2026 ($450,000)
10.3	Demand Promissory Note – August 26, 2026 ($250,000)
99.1	Press Release dated August 26, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veea Inc.

Date: August 26, 2026	By:	/s/ Greg Deisher
	Name:	Greg Deisher
	Title:	Acting Chief Financial Officer and Chief Operating Officer

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